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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 12, 2003
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                Date of report (Date of earliest event reported)


                                YOUBET.COM, INC.
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               (Exact name of Registrant as Specified in Charter)



          Delaware                    33-13789                 95-4627253
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(State of Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)



              5901 De Soto Avenue, Woodland Hills, California 91367
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code  (818) 668-2100
                                                   -----------------------------


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Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements.
                  None.

         (b)      Proforma Financial Information. None.

         (c)      Exhibits.

99       Transcript of August 12, 2003 quarterly earnings teleconference.

Item 9. Regulation FD Disclosure.

         This information  (including the exhibit hereto),  furnished under this
Item 9 is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Contition" in accordance with interim procedures promulgated by the Securities and Exchange Commission in Release No. 33-8216. Additionally, as provided in SEC Release No. 33-8216, this information
(including  the exhibit  hereto)  shall not be deemed  "filed"  for  purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

         On August 12, 2003, the Registrant held an earnings conference call relating to its financial results for the second quarter of 2003. The full transcript of the call is attached hereto as Exhibit 99 to this report


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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    YOUBET.COM, INC.

Date: August 18, 2003                               By: /s/ CHARLES CHAMPION
                                                    Name: Charles Champion
                                                    Title:   CEO and President